Exhibit 1.01

Conflict Minerals Report      May 29, 2015

Nortech Systems is a full-service electronics manufacturing (EMS) provider of wire and cable assemblies, printed circuit boards assemblies and higher-level complete box build assemblies for a wide range of industries.  Tin, tantalum, & gold minerals are necessary to the functionality of products we manufacture.

Design of Due Diligence

Our due diligence procedures are in compliance with the Organization for Economic Co-operation and Development (OECD) 5 Step Framework for Risk-Based Due Diligence in the Mineral Supply Chain.

Nortech’s policy regarding Conflict Minerals was communicated to employees internally and to suppliers externally via e-mail and posted to our website.

Our cross functional conflict minerals team was established to carry out the necessary due diligence and reporting requirements. The team currently includes the following roles:

Team Members:                                                                     Global Sourcing Manager

Supply Chain Managers

Executive Sponsors:                                                 President & CEO

VP & Chief Financial Officer

VP of Operations

Due Diligence Measures Performed

Our RCOI (reasonable country of origin inquiry) and due diligence procedures includes the following:

•                  Developed a list of suppliers to survey with the assistance of supply chain personnel at each location.

•                  We surveyed and received responses for suppliers representing 55% of our total company supplier spend.

•                  Suppliers were evaluated to identify whether each contain Conflict Minerals, with the understanding that there is no minimum amount for exclusion from the requirement.

•            Data was collected directly from suppliers using the conflict minerals reporting template developed by the Conflict-Free Sourcing Initiative.

•           Supplier declarations were evaluated to determine if supplies, products or components containing Conflict Minerals purchased by Nortech are derived from the conflict free sources.

•                  Reporting to the customer.

•           Nortech issues a standard response using the EICC Template.

•                  Nortech’s corporate policy regarding Conflict Minerals and disclosure regarding whether any Conflict Minerals necessary to the functionality or production of a product originated in Covered Countries is made public on our website in accordance with Exchange Act Section 13(p)(1)(E).

CFSI 3.02 Smelter List

Metal (*)	Smelter Reference List (*)	Smelter Name (*)	Smelter Country (*)	Smelter Identification	Source of Smelter Identification Number
Gold	Asahi Pretec Corporation	Asahi Pretec Corporation	JAPAN	CID000082	CFSI
Gold	Dowa Kogyo k.k	Dowa	JAPAN	CID000401	CFSI
Gold	Dowa Metals & Mining.	Dowa	JAPAN	CID000401	CFSI
Gold	Heraeus Ltd. Hong Kong	Heraeus Ltd. Hong Kong	HONG KONG	CID000707	CFSI
Gold	Ishifuku Metal Industry Co., Ltd.	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807	CFSI
Gold	JX Nippon Mining & Metals Co., Ltd.	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937	CFSI
Gold	Kojima Chemicals Co., Ltd	Kojima Chemicals Co., Ltd	JAPAN	CID000981	CFSI
Gold	Matsuda Sangyo Co., Ltd.	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119	CFSI
Gold	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN	CID001188	CFSI
Gold	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193	CFSI
Gold	Navoi Mining and Metallurgical Combinat	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236	CFSI
Gold	Nihon Material Co. LTD	Nihon Material Co. LTD	JAPAN	CID001259	CFSI
Gold	Shandong Gold Mining (Laizhou)	The Refinery of Shandong Gold Mining Co. Ltd	CHINA	CID001916	CFSI
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA	CID001622	CFSI
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035	CFSI
Gold	Sumitomo Metal Mining Co., Ltd.	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798	CFSI
Gold	Perth Mint	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030	CFSI
Tin	EM Vinto	EM Vinto	BOLIVIA	CID000438	CFSI
Tin	PT Timah	PT Timah (Persero), Tbk	INDONESIA	CID001482	CFSI
Tin	MSC	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105	CFSI
Tin	Taboca	Mineração Taboca S.A.	BRAZIL	CID001173	CFSI
Tin	OMSA	OMSA	BOLIVIA	CID001337	CFSI
Tin	Thaisarco	Thaisarco	THAILAND	CID001898	CFSI
Tin	YTCL	Yunnan Tin Company, Ltd.	CHINA	CID002180	CFSI
Tin	Cooper Santa	Cooper Santa	BRAZIL	CID000295	CFSI
Gold	PT Aneka Tambang (Persero) Tbk	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397	CFSI
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA	CID002158	CFSI
Tin	Yunnan Gejiu Zili Metallurgy Co.,Ltd.	Gejiu Zi-Li	CHINA	CID000555	CFSI
Tin	Yunnan Tin Company, Ltd.	Yunnan Tin Company, Ltd.	CHINA	CID002180	CFSI
Tin	Yunnan Tin Group (Holding) Co., Ltd	Yunnan Tin Company, Ltd.	CHINA	CID002180	CFSI
Tin	Metallo Chimique	Metallo Chimique	BELGIUM	CID001143	CFSI
Gold	Johnson Matthey (Salt Lake City)	Johnson Matthey Inc	UNITED STATES	CID000920	CFSI
Gold	Johnson Matthey Canada	Johnson Matthey Ltd	CANADA	CID000924	CFSI
Gold	Johnson Matthey Ltd	Johnson Matthey Ltd	CANADA	CID000924	CFSI
Gold	Johnson Matthey Inc	Johnson Matthey Inc	UNITED STATES	CID000920	CFSI
Tin	Novosibirsk Integrated Tin Works	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION	CID001305	CFSI
Tin	PT Timah (Persero), Tbk	PT Timah (Persero), Tbk	INDONESIA	CID001482	CFSI
Tin	PT Timah Nusantara	PT Pelat Timah Nusantara Tbk	INDONESIA	CID001486	CFSI
Tin	PT Tinindo Inter Nusa	PT Tinindo Inter Nusa	INDONESIA	CID001490	CFSI
Tin	PT Yinchendo Mining Industry	PT Yinchendo Mining Industry	INDONESIA	CID001494	CFSI
Gold	Heraeus Ltd. Hong Kong	Heraeus Ltd. Hong Kong	HONG KONG	CID000707	CFSI
Gold	Heraeus Precious Metals GmbH & Co. KG	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711	CFSI
Gold	So Accurate Group, Inc.	So Accurate Group, Inc.	UNITED STATES	CID001754	CFSI
Gold	Sumitomo Metal Mining Co., Ltd.	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798	CFSI
Gold	Heraeus Precious Metals GmbH & Co. KG	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711	CFSI
Gold	Argor-Heraeus SA	Argor-Heraeus SA	SWITZERLAND	CID000077	CFSI
Gold	JM USA	Johnson Matthey Inc	UNITED STATES	CID000920	CFSI
Gold	Pan Pacific Copper Co. LTD	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937	CFSI
Tin	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN	CID001191	CFSI
Gold	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	HONG KONG	CID001193	CFSI
Gold	Shandong Zhaojiing Gold & Silver Smelter	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA	CID001622	CFSI

Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA	CID001622	CFSI
Gold	Shandong Zhaojin Group Co., Ltd.	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA	CID001622	CFSI
Gold	Shandong Zhaojin Kanfort	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA	CID001622	CFSI
Gold	Shandong Zhaoyuan Gold Argentine refining company	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	CFSI
Gold	Shandong gold deposit in Zhaoyuan	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	CFSI
Gold	Jiangxi Copper Company Limited	Jiangxi Copper Company Limited	CHINA	CID000855	CFSI
Tin	Jiangxi Nanshan	Jiangxi Nanshan	CHINA	CID000864	CFSI
Gold	Zhaojin Lai Fuk （烟台招金励福贵金属股份有限公司）	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA	CID001622	CFSI
Tin	Cookson	Alpha	UNITED STATES	CID000292	CFSI
Tin	Alpha	Alpha	UNITED STATES	CID000292	CFSI
Tin	Complejo Metalurgico Vinto S.A.	EM Vinto	BOLIVIA	CID000438	CFSI
Tin	Empressa Nacional de Fundiciones (ENAF)	EM Vinto	BOLIVIA	CID000438	CFSI
Tin	PT Bukit Timah	PT Bukit Timah	INDONESIA	CID001428	CFSI
Tin	PT Tambang Timah	PT Tambang Timah	INDONESIA	CID001477	CFSI
Tin	PT Prima Timah Utama	PT Prima Timah Utama	INDONESIA	CID001458	CFSI
Tin	PT Bangka Timah Utama Sejahtera	PT Bangka Timah Utama Sejahtera	INDONESIA	CID001416	CFSI
Tin	PT Timah Nusantara	PT Pelat Timah Nusantara Tbk	INDONESIA	CID001486	CFSI
Tin	PT Timah (Persero), Tbk	PT Timah (Persero), Tbk	INDONESIA	CID001482	CFSI
Gold	PT Aneka Tambang (Persero) Tbk	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397	CFSI
Tin	Timah Indonesian State Tin Corporation	PT Timah (Persero), Tbk	INDONESIA	CID001482	CFSI
Tin	Tin Products Manufacturing Co.LTD. of YTCL	Yunnan Tin Company, Ltd.	CHINA	CID002180	CFSI
Tin	China tin group in Guangxi	China Tin Group Co., Ltd.	CHINA	CID001070	CFSI
Tin	China Tin Group Co., Ltd.	China Tin Group Co., Ltd.	CHINA	CID001070	CFSI
Tin	China Yunnan Tin Co Ltd.	Yunnan Tin Company, Ltd.	CHINA	CID002180	CFSI
Tin	Complejo Metalurgico Vinto S.A.	EM Vinto	BOLIVIA	CID000438	CFSI
Tin	Gejiu Non-Ferrous Metal Processing Co. Ltd.	Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA	CID000538	CFSI
Tin	Funsur	Minsur	PERU	CID001182	CFSI
Tin	Yuntinic Resources	Yunnan Tin Company, Ltd.	CHINA	CID002180	CFSI
Gold	Tanaka Denshi Kogyo K.K	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	CFSI
Gold	Tanaka Electronics(Hong Kong)Pte.Ltd	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	CFSI
Gold	Tokuriki Honten Co., Ltd	Tokuriki Honten Co., Ltd	JAPAN	CID001938	CFSI
Gold	Xstrata Canada Corporation	CCR Refinery — Glencore Canada Corporation	CANADA	CID000185	CFSI
Tin	CV United Smelting	CV United Smelting	INDONESIA	CID000315	CFSI
Tin	Xi Hai Liuzhou China Tin Group Cot Ltd	China Tin Group Co., Ltd.	CHINA	CID001070	CFSI
Tin	GuangXi China Tin	China Tin Group Co., Ltd.	CHINA	CID001070	CFSI
Tin	PT Koba Tin	PT Koba Tin	INDONESIA	CID001449	CFSI
Tin	PT REFINED BANGKA TIN	PT REFINED BANGKA TIN	INDONESIA	CID001460	CFSI
Tin	PT Stanindo Inti Perkasa	PT Stanindo Inti Perkasa	INDONESIA	CID001468	CFSI
Tin	PT Stanindo Inti Perkasa (CV DS Jaya Abadi)	PT Stanindo Inti Perkasa	INDONESIA	CID001468	CFSI
Tin	Indonesia State Tin Corporation, MentokSmelter	PT Timah (Persero), Tbk	INDONESIA	CID001482	CFSI
Tin	O.M. Manufacturing Philippines, Inc.	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517	CFSI
Gold	Caridad	Caridad	MEXICO	CID000180	CFSI
Gold	Royal Canadian Mint	Royal Canadian Mint	CANADA	CID001534	CFSI
Gold	Metalor Switzerland	Metalor Technologies SA	SWITZERLAND	CID001153	CFSI
Gold	Metalor Technologies (Hong Kong) Ltd	Metalor Technologies (Hong Kong) Ltd	HONG KONG	CID001149	CFSI
Gold	Metalor USA Refining Corporation	Metalor USA Refining Corporation	UNITED STATES	CID001157	CFSI
Gold	Umicore SA Business Unit Precious Metals Refining	Umicore SA Business Unit Precious Metals Refining	BELGIUM	CID001980	CFSI
Gold	Umicore Brasil Ltda	Umicore Brasil Ltda	BRAZIL	CID001977	CFSI
Gold	AngloGold Ashanti Córrego do Sítio Minerção	AngloGold Ashanti Córrego do Sítio Minerção	BRAZIL	CID000058	CFSI
Gold	Cendres & Métaux SA	Cendres + Métaux SA	SWITZERLAND	CID000189	CFSI
Gold	PAMP SA	PAMP SA	SWITZERLAND	CID001352	CFSI
Gold	Valcambi SA	Valcambi SA	SWITZERLAND	CID002003	CFSI
Gold	Great Wall Gold & Silver Refinery	The Great Wall Gold and Silver Refinery of China	CHINA	CID001909	CFSI

Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	CFSI
Gold	Zi Jin Yinhui gold smelters in Luoyang	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA	CID001093	CFSI
Gold	Zijin Kuang Ye Refinery	Zijin Mining Group Co. Ltd	CHINA	CID002243	CFSI
Gold	Zijin Mining Group Co. Ltd	Zijin Mining Group Co. Ltd	CHINA	CID002243	CFSI
Gold	Zijin Mining Industry Corporation (Shanghang) gold smelting plant	Zijin Mining Group Co. Ltd	CHINA	CID002243	CFSI
Gold	Aurubis AG	Aurubis AG	GERMANY	CID000113	CFSI
Gold	Heimerle + Meule GmbH	Heimerle + Meule GmbH	GERMANY	CID000694	CFSI
Gold	SEMPSA Joyería Platería SA	SEMPSA Joyería Platería SA	SPAIN	CID001585	CFSI
Gold	Chimet S.p.A.	Chimet S.p.A.	ITALY	CID000233	CFSI
Gold	Japan Mint	Japan Mint	JAPAN	CID000823	CFSI
Gold	Aida Chemical Industries Co. Ltd.	Aida Chemical Industries Co. Ltd.	JAPAN	CID000019	CFSI
Gold	Yokohama Metal Co Ltd	Yokohama Metal Co Ltd	JAPAN	CID002129	CFSI
Gold	Chugai Mining	Chugai Mining	JAPAN	CID000264	CFSI
Gold	Kazzinc Ltd	Kazzinc Ltd	KAZAKHSTAN	CID000957	CFSI
Gold	Torecom	Torecom	KOREA, REPUBLIC OF	CID001955	CFSI
Gold	Do Sung Corporation	Do Sung Corporation	KOREA, REPUBLIC OF	CID000359	CFSI
Gold	Daejin Indus Co. Ltd	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF	CID000328	CFSI
Gold	Hwasung CJ Co. Ltd	Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF	CID000778	CFSI
Gold	Korea Metal Co. Ltd	Korea Metal Co. Ltd	KOREA, REPUBLIC OF	CID000988	CFSI
Gold	SAMWON METALS Corp.	SAMWON METALS Corp.	KOREA, REPUBLIC OF	CID001562	CFSI
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128	CFSI
Gold	FSE Novosibirsk Refinery	FSE Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493	CFSI
Gold	Materion	Materion	UNITED STATES	CID001113	CFSI
Gold	Ohio Precious Metals, LLC	Ohio Precious Metals, LLC	UNITED STATES	CID001322	CFSI
Gold	Sabin Metal Corp.	Sabin Metal Corp.	UNITED STATES	CID001546	CFSI
Gold	United Precious Metal Refining, Inc.	United Precious Metal Refining, Inc.	UNITED STATES	CID001993	CFSI
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041	CFSI
Gold	Rand Refinery (Pty) Ltd	Rand Refinery (Pty) Ltd	SOUTH AFRICA	CID001512	CFSI
Tin	Gejiu Kai Meng Industry and Trade LLC	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942	CFSI
Tin	Gejiu Non-Ferrous Metal Processing Co. Ltd.	Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA	CID000538	CFSI
Tin	Gejiu Zi-Li	Gejiu Zi-Li	CHINA	CID000555	CFSI
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CNMC (Guangxi) PGMA Co. Ltd.	CHINA	CID000278	CFSI
Tin	Guangxi Pinggui PGMA Co. Ltd.	CNMC (Guangxi) PGMA Co. Ltd.	CHINA	CID000278	CFSI
Tin	Huichang Jinshunda Tin Co. Ltd	Huichang Jinshunda Tin Co. Ltd	CHINA	CID000760	CFSI
Tin	Kai Unita Trade Limited Liability Company	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942	CFSI
Tin	Linwu Xianggui Smelter Co	Linwu Xianggui Smelter Co	CHINA	CID001063	CFSI
Tin	CV JusTindo	CV JusTindo	INDONESIA	CID000307	CFSI
Tin	CV Makmur Jaya	CV Makmur Jaya	INDONESIA	CID000308	CFSI
Tin	PT BilliTin Makmur Lestari	PT BilliTin Makmur Lestari	INDONESIA	CID001424	CFSI
Tin	CV Nurjanah	CV Nurjanah	INDONESIA	CID000309	CFSI
Tin	PT Alam Lestari Kencana	PT Alam Lestari Kencana	INDONESIA	CID001393	CFSI
Tin	PT Babel Surya Alam Lestari	PT Babel Surya Alam Lestari	INDONESIA	CID001406	CFSI
Tin	PT Artha Cipta Langgeng	PT Artha Cipta Langgeng	INDONESIA	CID001399	CFSI
Tin	PT Bangka Putra Karya	PT Bangka Putra Karya	INDONESIA	CID001412	CFSI
Tin	PT Babel Inti Perkasa	PT Babel Inti Perkasa	INDONESIA	CID001402	CFSI
Tin	PT Babel Surya Alam Lestari	PT Babel Surya Alam Lestari	INDONESIA	CID001406	CFSI
Tin	PT Belitung Industri Sejahtera	PT Belitung Industri Sejahtera	INDONESIA	CID001421	CFSI
Tin	PT Eunindo Usaha Mandiri	PT Eunindo Usaha Mandiri	INDONESIA	CID001438	CFSI
Tin	PT Fang Di MulTindo	PT Fang Di MulTindo	INDONESIA	CID001442	CFSI
Tin	PT HP Metals Indonesia	PT HP Metals Indonesia	INDONESIA	CID001445	CFSI
Tin	PT Mitra Stania Prima	PT Mitra Stania Prima	INDONESIA	CID001453	CFSI
Tin	PT Sariwiguna Binasentosa	PT Sariwiguna Binasentosa	INDONESIA	CID001463	CFSI

Tin	PT Sumber Jaya Indah	PT Sumber Jaya Indah	INDONESIA	CID001471	CFSI
Tin	PT REFINED BANGKA TIN	PT REFINED BANGKA TIN	INDONESIA	CID001460	CFSI
Tin	PT Bangka Tin Industry	PT Bangka Tin Industry	INDONESIA	CID001419	CFSI
Tin	PT DS Jaya Abadi	PT DS Jaya Abadi	INDONESIA	CID001434	CFSI
Tin	Fenix Metals	Fenix Metals	POLAND	CID000468	CFSI
Tin	Cookson	Alpha	UNITED STATES	CID000292	CFSI
Tin	PT Bangka Kudai Tin	PT Bangka Kudai Tin	INDONESIA	CID001409	CFSI
Gold	Kennecott Utah Copper LLC	Kennecott Utah Copper LLC	UNITED STATES	CID000969	CFSI
Gold	AGR Matthey	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030	CFSI
Tin	PT Indora Ermulti Logam Industri	PT Bukit Timah	INDONESIA	CID001428	CFSI
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA	CID001058	CFSI
Gold	Samduck Precious Metals	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555	CFSI
Gold	Advanced Chemical Company	Advanced Chemical Company	UNITED STATES	CID000015	CFSI
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103	CFSI
Gold	Boliden AB	Boliden AB	SWEDEN	CID000157	CFSI
Gold	Colt Refining	Colt Refining	UNITED STATES	CID000288	CFSI
Gold	Henan Zhongyuan Gold Smelter of Zhongjin Gold Corporation Limited	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	CFSI
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	CID000801	CFSI
Gold	Istanbul Gold Refinery	Istanbul Gold Refinery	TURKEY	CID000814	CFSI
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927	CFSI
Gold	JSC Uralectromed	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929	CFSI
Gold	Kyrgyzaltyn JSC	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029	CFSI
Gold	L’ azurde Company For Jewelry	L’ azurde Company For Jewelry	SAUDI ARABIA	CID001032	CFSI
Gold	Met-Mex Peñoles, S.A.	Met-Mex Peñoles, S.A.	MEXICO	CID001161	CFSI
Gold	Moscow Special Alloys Processing Plant	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204	CFSI
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	CID001220	CFSI
Gold	Ohio Precious Metals, LLC	Ohio Precious Metals, LLC	UNITED STATES	CID001322	CFSI
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION	CID001326	CFSI
Gold	OJSC Kolyma Refinery	OJSC Kolyma Refinery	RUSSIAN FEDERATION	CID001328	CFSI
Gold	OJSC Krastvetmett	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION	CID001326	CFSI
Gold	Prioksky Plant of Non-Ferrous Metals	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386	CFSI
Gold	PX Précinox SA	PX Précinox SA	SWITZERLAND	CID001498	CFSI
Gold	Royal Canadian Mint	Royal Canadian Mint	CANADA	CID001534	CFSI
Gold	Schone Edelmetaal	Schone Edelmetaal	NETHERLANDS	CID001573	CFSI
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756	CFSI
Gold	Tanaka Denshi Kogyo K.K	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	CFSI
Gold	Toyo Smelter & Refinery (Ehime)	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798	CFSI
Tin	Amalgamated Metal Corp PLC	Minsur	PERU	CID001182	CFSI
Gold	China National Gold Group Corporation	China National Gold Group Corporation	CHINA	CID000242	CFSI
Gold	China’s Shandong Gold Mining Co., Ltd	The Refinery of Shandong Gold Mining Co. Ltd	CHINA	CID001916	CFSI
Tin	CV Gita Pesona	CV Gita Pesona	INDONESIA	CID000306	CFSI
Gold	Daye Non-Ferrous Metals Mining Ltd.	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343	CFSI
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211	CFSI
Tantalum	Conghua Tantalum and Niobium Smeltry	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291	CFSI
Tantalum	FIR Metals & Resource., Ltd.	FIR Metals & Resource., Ltd.	CHINA	CID002505	CFSI